UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020
Date of fiscal year end: December 31, 2009
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-FIRST ANNUAL REPORT

2009

SIGNS OF THE TIMES

     “The U.S. is the largest economy in the world, and, recession or no, it takes a lot of energy to fuel that economy. Despite having less than a quarter of China’s population, the U.S. uses two and a half times as much oil as China (20 million barrels a day versus 8 million) and imports three times as much. But China, the world’s second-largest economy, with a GDP growing at more than 7% per year, is the one trotting around the globe locking up oil reserves while the U.S. remains dependent on the kindness of exporting countries.” (T. Boone Pickens, Forbes, December 14, 2009)

     “A continuous focus on education is driving the rise of the middle class in Asia. That is one reason Asia’s growing economy is expected to reach at least half the world total by 2030, up from less than 30 percent today.

     “The return on investment in education is apparent in a comparison of Singapore and Jamaica, former British colonies that once shared many similarities. In the early 1960s, each had a population of 1.6m and almost exactly the same gross domestic product per capita — about 2,200 current US dollars. Then they diverged. Jamaica stuck to agriculture, mining and tourism while Singapore focused on educating its people, who expanded manufacturing capacity and developed advanced technology. Today, Singapore’s GDP per capita is nearly $39,000 — more than seven times that of Jamaica.” (Michael Milken, Financial Times, October 5, 2009)

     “An increase in federal debt can be financed in three ways: borrowing from foreigners, borrowing from our own citizens or, through a roundabout process, printing money. Let’s look at the prospects for each individually — and in combination.

     “The current account deficit — dollars that we force-fed to the rest of the world and that must then be reinvested — will be $400 billion or so this year. Assume, in a relatively benign scenario, that all of this is directed by the recipients — China leads the list — to purchases of United States debt. Never mind that this all-Treasuries allocation is no sure thing: some countries may decide that purchasing American stocks, real estate or entire companies makes more sense than soaking up dollar-denominated bonds. Rumblings to that effect have recently increased.

     “Then take the second element of the scenario — borrowing from our own citizens. Assume that Americans save $500 billion, far above what they’ve saved recently but perhaps consistent with the changing national mood. Finally, assume that these citizens opt to put all their savings into United States Treasuries (partly through intermediaries like banks).

     “Even with these heroic assumptions, the Treasury will be obliged to find another $900 billion to finance the remainder of the $1.8 trillion of debt it is issuing. Washington’s printing presses will need to work overtime.

     “Slowing them down will require extraordinary political will. With government expenditures now running 185 percent of receipts, truly major changes in both taxes and outlays can’t come close to bridging that sort of gap.” (Warren E. Buffett, The New York Times, August 19, 2009)

[ 2 ]

SIGNS OF THE TIMES

     “The big firms that played a central role in [the financial] meltdown, and many others that continue to dominate the financial services industry today, derive far less of their income from deposits and lending than do Main Street banks. Instead, they engage in a range of quite different activities, including trading in loans that others have generated, speculation in stocks and bonds and exotic derivatives.

     “In fact, 90% of all trading revenues earned by bank holding companies is concentrated in just five firms – Bank of America, Citigroup, Goldman Sachs, JP Morgan Chase and Morgan Stanley. These are the institutions showing the renewed profitability that has attracted so much public comment. But much of the improvement comes from trading and speculation. The vast majority of American banks don’t do either.

     “The five largest companies have, through September of this year, generated $30.1 billion in net income. The rest of the bank holding companies combined lost money.” (Robert G. Wilmers, The Wall Street Journal, December 19, 2009)

     “A few years ago I happened to be at a conference of business people, not financial people, and I was making a presentation. The conference was being addressed by a very vigorous young investment banker from London who was explaining to all these older executives how their companies would be dust if they did not realize the joys of financial innovation and financial engineering and that they had better get with it.

     “I was listening to this, and I found myself sitting next to one of the inventors of financial engineering. I didn’t know him, but I knew who he was and that he had won a Nobel Prize, and I nudged him and asked what all the financial engineering does for the economy and what it does for productivity.

     “Much to my surprise, he leaned over and whispered in my ear that it does nothing — and this was from a leader in the world of financial engineering. I asked him what did it do, and he said that it moves around the rents in the financial system — and besides, it’s a lot of intellectual fun.” (Paul Volker, The Wall Street Journal, December 14, 2009)

     “…the folly of short-term speculation has replaced the wisdom of long-term investing as the star of capitalism. A rent-a-stock system has replaced the earlier own-a-stock system. In 2009, the average stock turnover appears to have exceeded 250% (changed hands two and a half times), compared to 78% a decade ago, and 21% barely 30 years ago.

     “Result: The momentary illusion of the price of a stock took center stage, replacing the enduring reality of the company’s intrinsic value — the discounted value of its future cash flow. [Professional money managers] ignored the famous warning of Benjamin Graham in ‘The Intelligent Investor’ that ‘in the short run, the market is a voting machine; in the long run, it is a weighing machine.’” (John C. Bogle, The Wall Street Journal, January 19, 2010)

[ 3 ]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

TEN-YEAR HISTORICAL DATA

		Per Share of Common Stock
Year	Total net assets	Net asset value	Net investment income	Dividends*	Distributions*	Net realized investment gain	Unrealized appreciation of investments
1999	$590,655,679	$35.05					$394,282,360
2000	596,289,086	32.94	$.32	$.32	$4.03	$65,921,671	363,263,634
2001	539,839,060	28.54	.18	.22	1.58**	13,662,612	304,887,640
2002	361,942,568	18.72	.14	.14	1.11	22,869,274	119,501,484
2003	478,959,218	24.32	.09	.11	1.29	24,761,313	229,388,141
2004	529,468,675	26.44	.11	.11	1.21	25,103,157	271,710,179
2005	573,979,905	27.65	.28	.28	1.72	31,669,417	302,381,671
2006	617,167,026	30.05	.36	.58	1.64	36,468,013	351,924,627
2007	644,822,724	30.15	.38	.52	1.88	42,124,417	356,551,394
2008	397,353,061	17.79	.39	.36	2.10	43,582,234	94,752,477
2009	504,029,743	22.32	.29	.33	.32	7,663,021	197,256,447

*

Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends are from ordinary income which includes short-term investment gains. Distributions are from long-term investment gains.

**	Includes a non-taxable return of capital of $.55.

     The Common Stock is listed on the NYSE Amex (the successor to the American Stock Exchange) under the symbol CET. On December 31, 2009, the market quotations were: $17.88 low, $18.08 high and $17.98 last sale.

[ 4 ]

TWENTY-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

     Central’s results to December 31, 2009 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
One Year	30.15%	26.97%	26.47%
Five Year	5.27%	4.06%	0.42%
Ten Year	3.91%	4.35%	(0.95%)
Fifteen Year	10.87%	9.81%	8.03%
Twenty Year	12.39%	12.51%	8.19%

Value of $10,000 invested for a twenty-year period	$103,413	$105,662	$47,579

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on your investment or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 5 ]

To the Stockholders of

CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 2009, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:	December 31, 2009	December 31, 2008
Net assets	$504,029,743	$397,353,061
Net assets per share of Common Stock	22.32	17.79
Shares of Common Stock outstanding	22,585,259	22,331,813

Comparative net assets are as follows:	Year 2009	Year 2008
Net investment income	$6,378,588	$8,254,733
Per share of Common Stock	.29 *	.39 *
Net realized gain on sale of investments	7,663,021	43,582,234
Increase (decrease) in net unrealized appreciation
of investments	102,503,970	(261,798,917)
Increase (decrease) in net assets resulting from operations	116,545,579	(209,961,950)

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2009, $.10 per share paid on June 19 in cash, and $.55 per share paid on December 23 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $.65 paid, $.33 represents ordinary income and $.32 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 45% of the outstanding shares of Common Stock elected stock, and they received 319,146 Common shares at a price of $17.19 per share.

     During 2009, the Corporation purchased 65,700 shares of its Common Stock at an average price of $13.31 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

[ 6 ]

     After declining sharply in the first quarter of the year, equity markets rebounded, with the S&P 500 Index rising by 26.5% for the year 2009. Central’s net asset value adjusted for the reinvestment of distributions increased by 30.2%, and Central stock increased by 27.0%, as the discount at which the stock sells in relation to its net asset value increased. Longer term returns are shown on page five.

     We made only a limited number of changes in Central’s investments during the year; turnover was lower than usual at eight percent. We added seven companies and sold three in addition to increases and decreases in some of our existing holdings. Vodafone Group, Johnson & Johnson, EnCana Corporation, AT&T Inc., CEVA Inc., Medtronic, Inc, and Home Federal Bancorp, Inc. are the new holdings. We sold Berry Petroleum Company, Capital One Financial Corporation and RSC Holdings, Inc. Our results for the year were most benefitted by our electronics stocks, particularly Agilent Technologies, Inc. and Coherent, Inc., followed by The Plymouth Rock Company, next by our manufacturing companies, especially Brady Corporation and Precision Castparts Corporation, and finally by our energy companies, notably Berry Petroleum Company.

     Our largest investment continues to be Plymouth Rock, which at year end represented 31% of net assets. Although audited financial statements are not yet available, we expect that reported net income, aided by the sale of its investment in Direct Response Corporation, will represent an improvement over that of 2008. Broadly speaking, Plymouth Rock’s New Jersey companies, Palisades and High Point, produced improved results. Both companies have shown that they can compete effectively with the large direct writers that entered the state starting in 2004. On the other hand, top management is not pleased with results in Massachusetts and they have made a number of personnel additions to address the situation. Finally, investment results improved in 2009 after having declined only about 4% in 2008. Plymouth Rock appears to have weathered the financial upheaval in not only good but improved financial condition. We expect that the Plymouth Rock annual report, containing a thorough discussion of its business as well as its audited financial statements will be placed on the company’s website, www.prac.com, in early April.

     The financial crisis which was gripping financial markets at this time last year has eased, mostly because the Federal Reserve flooded the system with liquidity and assured the safety of consumers’ bank balances and money market accounts. For example, the “Stress Index” constructed by the Federal Reserve Bank of St. Louis has declined significantly since it peaked in the fall of 2008, although it remains modestly higher than average. The sharp downturn in economic activity which began at the end of 2007 probably ended this summer (The National Bureau of Economic Research has yet to make its official pronouncement). With the benefit of hindsight, this contraction was more severe than the recessions experienced in 1973-1975 and 1981-1982. The current recovery, however, looks to be less vigorous than the recoveries that began in 1975 and 1982, and economists are deeply divided about its strength and whether or not the economy can make the transition to sustainable growth. There are some signs that support optimism, including a positive yield curve and the recent increases in consumption and industrial production. Pessimists point to high levels of borrowing and unemployment. Assuming a recovery and looking out a few years, inflation remains a serious threat as it will be difficult from a political standpoint for the Federal Reserve to raise interest rates and remove excess liquidity. Finally, today’s world economy is inextricably bound by a global financial market and interlocking trade flows. This complex interdependency has raised the chance of financial accidents, popularly referred to as “black swan” events, making structural reform of the financial system important.

[ 7 ]

     Central’s investment approach is based on long-term value investing. We do not make wholesale shifts in and out of the market in an attempt to generate trading profits. We invest with a three to five year outlook. Many investors have a shorter time horizon but we believe that Central’s ability to take a longer view has been advantageous for shareholders. We employ a number of different strategies, but primarily we look for companies which produce free cash flow and have a management which can find and capitalize on profitable reinvestment opportunities. Furthermore, while value is of paramount importance, we also consider growth. We believe the contrast between growth and value styles of investing is misleading; they are both key. Growth of free cash flow is the most important ingredient in the determination of long-term value, but it makes no sense to ignore valuation for the sake of growth — they go “hand-in-hand.” Finally, since we often hold investments for many years, a strong financial position which can withstand financial stress is important.

     Our practice has been to keep our assets invested in a relatively small number of companies with a limited amount of turnover. We believe that the risk associated with this approach can be reduced by having intimate knowledge of the companies in which we invest. Ideally, we want to own shares in growing, high return businesses, managed with a long-term perspective and a sense of fair balance amongst the interests of shareholders, employees and management. In this respect, the integrity of management is a primary consideration.

     The past decade and especially the past few years have been very difficult for investors. In spite of this, it remains our goal to provide shareholders with investment returns that will be judged as superior over the long-term, and we believe that under reasonably favorable economic conditions our approach will continue to provide satisfactory results.

Shareholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President
630 Fifth Avenue
New York, New York 10111
February 2, 2010

[ 8 ]

TEN LARGEST INVESTMENTS

December 31, 2009
(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$2.2	$154.0	30.6%	1982
Plymouth Rock underwrites and services more than $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.

Agilent Technologies, Inc.	21.9	28.6	5.7	2005
Agilent, with $4.5 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, chemical analysis and electronics markets.

Coherent, Inc.	22.9	24.7	4.9	2007
Coherent is a leading producer of commercial and scientific laser systems and components with over $400 million in sales to diverse end-
markets.

Brady Corporation	2.3	22.5	4.5	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of $1.2 billion.

The Bank of New York Mellon Corporation	12.2	18.9	3.7	1993
Bank of New York is a global leader in custodial services, securities processing and asset management with $22 trillion of assets in custody and $966 billion under management.

Convergys Corporation	24.8	18.3	3.6	1998
Convergys primarily provides customer relationship solutions through customer care agents and technology automation. Convergys has sales of over $2.7 billion.

Dover Corporation	13.0	16.6	3.3	2003
Dover is a diversified manufacturer of specialized equipment for the industrial products, fluid management, engineered systems and electronics markets with nearly $8 billion in sales.

Intel Corporation	2.3	16.5	3.3	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of over $37 billion. It develops advanced integrated circuits for industries such as computing and communications.

Murphy Oil Corporation	1.1	16.3	3.2	1974
Murphy Oil is an integrated oil and gas company engaged in
exploration, production, refining and marketing. It has over $27 billion in sales, with operations in Malaysia, the U.S., Canada and the U.K.

Devon Energy Corporation	14.9	14.7	2.9	2007
Devon is a leading independent oil and gas exploration and production company, with operations focused primarily in the U.S. and Canada and sales of $15 billion.

[ 9 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2009
(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2009	2008
Common Stocks:
Insurance	2	$2,610,297	$154,390,200	30.6%	31.8%
Electronics	10	96,465,604	116,722,296	23.1	17.5
Manufacturing	6	43,669,923	72,109,600	14.3	15.2
Energy	7	47,533,678	49,798,400	9.9	11.8
Information Technology Services	2	38,678,911	26,650,400	5.3	4.7
Banking and Finance	3	15,694,560	22,471,817	4.5	8.0
Other	10	42,784,179	42,550,886	8.4	3.6
Short-Term Investments	2	19,060,602	19,060,602	3.8	5.8

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2009
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held December 31, 2009
Berry Petroleum Company Class A			300,000	—
Brady Corporation			20,000	750,000
Cenovus Energy Inc.	100,000	(a)		100,000
CEVA, Inc.	423,100			423,100
EnCana Corporation	100,000			100,000
Home Federal Bancorp, Inc.	145,986			225,700	(b)
Intel Corporation	100,000			810,000
Johnson & Johnson	100,000			100,000
Vodafone Group Plc	240,000			280,000	(b)
Xerox Corporation	30,000			990,000

(a)	Received in a distribution from EnCana Corporation.

(b)	Includes shares previously reported as “Miscellaneous — Other Investments.”

[ 10 ]

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

ASSETS:
Investments:
General portfolio securities at market value
(cost $271,578,234) (Note 1)	$327,773,599
Securities of affiliated companies (cost $15,858,918)
(Notes 1, 6 and 7)	156,920,000
Short-term investments (cost $19,060,602)	19,060,602	$503,754,201

Cash, receivables and other assets:
Cash	280,942
Dividends and interest receivable	197,814
Office equipment and leasehold improvements, net	191,781
Other assets	78,590	749,127

Total Assets		504,503,328
LIABILITIES:
Payable for securities purchased	109,905
Accrued expenses and reserves	363,680

Total Liabilities		473,585

NET ASSETS		$504,029,743

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 22,595,859 (Note 3)		$22,595,859
Surplus:
Paid-in	$283,556,378
Undistributed net realized gain on sale
of investments	757,239
Undistributed net investment income	54,874	284,368,491

Net unrealized appreciation of investments		197,256,447
Treasury stock, at cost
(10,600 shares of Common Stock) (Note 3)		(191,054)

NET ASSETS		$504,029,743

NET ASSET VALUE PER COMMON SHARE
(22,585,259 shares outstanding)		$22.32

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

INVESTMENT INCOME
Income:
Dividends from affiliated companies (Note 6)	$5,941,600
Dividends from unaffiliated companies
(net of foreign withholding taxes of $12,254)	4,245,939
Interest	71,756	$10,259,295

Expenses:
Investment research	1,206,250
Administration and operations	952,000
Occupancy costs	435,804
Insurance	189,210
Franchise and miscellaneous taxes	175,889
Employees’ retirement plans	163,300
Directors’ fees	153,087
Listing, software and sundry fees	142,659
Stationery, supplies, printing and postage	130,965
Legal, auditing and tax fees	126,608
Travel and telephone	54,345
Transfer agent and registrar fees and expenses	42,640
Custodian fees	23,279
Miscellaneous	84,671	3,880,707

Net investment income		6,378,588

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain from investment transactions	7,663,021
Net increase in unrealized appreciation of investments	102,503,970

Net gain on investments		110,166,991

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$116,545,579

See accompanying notes to financial statements.

[ 12 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2009 and 2008

	2009	2008
FROM OPERATIONS:
Net investment income	$6,378,588	$8,254,733
Net realized gain on investments	7,663,021	43,582,234
Net increase (decrease) in unrealized appreciation
of investments	102,503,970	(261,798,917)

Increase (decrease) in net assets resulting from
operations	116,545,579	(209,961,950)

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(7,291,046)	(7,791,012)
Net realized gain from investment transactions	(7,189,387)	(44,387,916)

Decrease in net assets from distributions	(14,480,433)	(52,178,928)

FROM CAPITAL SHARE TRANSACTIONS: (Note 3)
Distribution to stockholders reinvested in
Common Stock	5,486,120	20,932,558
Cost of shares of Common Stock purchased	(874,584)	(6,261,343)

Increase in net assets from
capital share transactions	4,611,536	14,671,215

Total increase (decrease) in net assets	106,676,682	(247,469,663)
NET ASSETS:
Beginning of year	397,353,061	644,822,724

End of year (including undistributed net investment
income of $54,874 and $961,640, respectively)	$504,029,743	$397,353,061

See accompanying notes to financial statements.

[ 13 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations		$116,545,579
Adjustments to net increase in net assets
from operations:
Purchase of securities	$(37,685,343)
Proceeds from securities sold	31,180,110
Net sales of short-term investments	4,125,998
Net realized gain from investments	(7,663,021)
Increase in unrealized appreciation	(102,503,970)
Depreciation and amortization	55,470
Changes in operating assets and liabilities:
Increase in dividends and interest receivable	(62,906)
Increase in office equipment and
leasehold improvements	(4,402)
Decrease in other assets	3,378
Increase in accrued expenses and reserves	57,003

Total adjustments		(112,497,683)

Net cash provided by operating activities		4,047,896
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(12,120,767)
Treasury stock purchased	(764,678)

Cash used in financing activities		(12,885,445)

Net decrease in cash		(8,837,549)
Cash at beginning of year		9,118,491

Cash at end of year		$280,942

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders		$5,486,120
Payable for Treasury stock purchased		$109,905

See accompanying notes to financial statements.

[ 14 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Subsequent events have been evaluated through February 2, 2010, the date the financial statements were available to be issued.

Security Valuation—Marketable securities are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists are valued at estimated fair value by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. In addition, management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal income tax returns for the current and previous three fiscal years remain subject to examination by the Internal Revenue Service.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

  Level 1—Quoted prices in active markets for identical investments. The Corporation’s Level 1 investments consist of equity securities listed on a national securities exchange and money market funds;

  Level 2—Other significant observable assumptions obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies. The Corporation’s Level 2 investments consist of short-term investments carried at amortized cost;

  Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include situations in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The inputs used for valuing securities and the resulting Levels are not necessarily an indication of the risk associated with investing in those securities.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The Corporation’s investments as of December 31, 2009 are classified as follows:

Valuation Inputs	Investments in Securities
Level 1	$339,432,382
Level 2	9,996,933
Level 3	154,324,886

$503,754,201

     The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of December 31, 2008	$126,385,838
Change in unrealized appreciation of investments	27,939,048

Balance as of December 31, 2009	$154,324,886

     No Level 3 investments were purchased, sold or transferred to Level 1 or Level 2 during the year ended December 31, 2009, therefore the above change in unrealized appreciation of investments relates to assets held as of December 31, 2009. The Corporation’s Level 3 investments are valued by the Board of Directors. This valuation is primarily based on a comparable company valuation analysis and a review of independent appraisals. Consideration is also given to corporate governance, recent private transactions, company and industry outlooks and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     3. Common Stock and Dividend Distributions—The Corporation purchased 65,700 shares of its Common Stock in 2009 at an average price of $13.31 per share representing an average discount from net asset value of 22.9%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2009, $.10 per share paid on June 19 in cash, and $.55 per share paid on December 23 in cash or in additional shares of Common Stock at the stockholder’s option. In the December 23 distribution, 59,300 treasury shares were distributed and 259,846 common shares were issued, all at a price of $17.19 per share.

     The tax character of dividends and distributions paid during the year was ordinary income, $7,291,046 and long-term capital gain, $7,189,387; for 2008, they were $7,791,012 and $44,387,916, respectively. As of December 31, 2009, for tax purposes, undistributed ordinary income was $197,965 and undistributed long-term realized capital gain was $757,239. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; however, such adjustments were not material for the year ended December 31, 2009.

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2009, excluding short-term investments, were $37,685,343 and $31,180,110, respectively.

     As of December 31, 2009, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $248,331,129 and $51,074,682, respectively.

     5. Operating Expenses—The aggregate remuneration paid during the year ended December 31, 2009 to officers and directors amounted to $1,764,754, of which $153,087 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant’s benefits vest after three years of employment. The amount contributed for the year ended December 31, 2009 was $156,300.

     6. Affiliates—During the year ended December 31, 2009, The Plymouth Rock Company, Inc. and GeoMet, Inc. were affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $5,941,600 from Plymouth Rock. Unrealized appreciation related to affiliates increased by $27,480,000 for the year 2009 to $141,061,082. The President of the Corporation is a director of Plymouth Rock.

     7. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2009, such investments had an aggregate value of $154,324,886, which was equal to 30.6% of the Corporation’s net assets. Investments in restricted securities at December 31, 2009, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	28,751	Common Stock	6/14/05	$ 17,200
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	10,000	Class A Stock	6/9/84	699,986

     The Corporation does not have the right to demand registration of the restricted securities.

     8. Operating Lease Commitment—The Corporation has entered into an operating lease for office space, which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $1.5 million as of December 31, 2009. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $341,806 annually in 2010-2013 and $170,903 in 2014.

[ 17 ]

CENTRAL SECURITIES CORPORATION
Statement of Investments
December 31, 2009

COMMON STOCKS 96.1%

Prin. Amt. or Shares		Value
	Banking and Finance 4.5%
675,000	The Bank of New York Mellon Corporation	$ 18,879,750
225,700	Home Federal Bancorp, Inc.	3,004,067
150,000	NewStar Financial, Inc. (a)	588,000

		22,471,817

	Business Services 0.2%
100,000	Heritage-Crystal Clean, Inc. (a)	1,046,000

	Communications 2.9%
1,000,000	Arbinet Corporation (a)(f)	2,490,000
200,000	AT&T Inc.	5,606,000
280,000	Vodafone Group Plc	6,465,200

		14,561,200

	Electronics 23.1%
920,000	Agilent Technologies, Inc. (a)	28,584,400
370,000	Analog Devices, Inc.	11,684,600
423,100	CEVA, Inc. (a)	5,441,066
831,000	Coherent, Inc. (a)	24,705,630
630,000	Flextronics International Ltd. (a)	4,605,300
810,000	Intel Corporation	16,524,000
300,000	Maxim Integrated Products, Inc	6,096,000
350,000	Motorola, Inc. (a)	2,716,000
1,000,000	RadiSys Corporation (a)	9,550,000
3,230,000	Sonus Networks, Inc. (a)	6,815,300

		116,722,296

	Energy 9.9%
100,000	Cenovus Energy Inc.	2,520,000
200,000	Devon Energy Corporation	14,700,000
100,000	EnCana Corporation	3,239,000
2,000,000	GeoMet, Inc. (a)(b)	2,920,000
670,000	McMoRan Exploration Co. (a)	5,373,400
300,000	Murphy Oil Corporation	16,260,000
200,000	Nexen Inc.	4,786,000

		49,798,400

	Health Care 3.6%
120,000	Abbott Laboratories	6,478,800
100,000	Johnson & Johnson	6,441,000
100,000	Medtronic, Inc.	4,398,000
260,000	Vical Inc. (a)	855,400

		18,173,200

[ 18 ]

Prin. Amt. or Shares		Value
	Information Technology Services 5.3%
1,700,000	Convergys Corporation (a)	$ 18,275,000
990,000	Xerox Corporation	8,375,400

		26,650,400

	Insurance 30.6%
10,000	Erie Indemnity Company Class A	390,200
70,000	The Plymouth Rock Company, Inc.
	Class A (b)(d)	154,000,000

		154,390,200

	Manufacturing 14.3%
750,000	Brady Corporation Class A	22,507,500
200,000	Carlisle Companies Inc.	6,852,000
400,000	Dover Corporation	16,644,000
200,000	General Electric Company	3,026,000
100,000	Precision Castparts Corporation	11,035,000
230,000	Roper Industries, Inc.	12,045,100

		72,109,600

	Retailing 1.7%
28,751	Aerogroup International, Inc. (a)(d)	324,886
230,000	Walgreen Co.	8,445,600

		8,770,486

	Total Common Stocks
	(cost $287,437,152)(e)	484,693,599

	SHORT-TERM INVESTMENTS 3.8%
	Money Market Fund 1.8%
9,063,669	Fidelity Institutional Money Market Government
	Portfolio	9,063,669

	U.S. Treasury Bill 2.0%
10,000,000	U.S. Treasury Bill 0.16% due 3/11/10(c)	9,996,933

	Total Short-Term Investments
	(cost $19,060,602)(e)	19,060,602

	Total Investments (99.9%)	503,754,201
	Cash, receivables and other assets
	less liabilities (0.1%)	275,542

	Net Assets (100%)	$504,029,743

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940.
(c)	Value based on Level 2 Inputs — see Note 2.
(d)	Value based on Level 3 Inputs — see Note 2.
(e)	Aggregate cost for Federal tax purposes is substantially the same.
(f)	Formerly known as Arbinet-thexchange, Inc.

See accompanying notes to financial statements.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2009. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares. Total returns assume the reinvestment of all distributions.

	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of year	$17.79	$30.15	$30.05	$27.65	$26.44

Net investment income*	.29	.39	.38	.36	.28
Net realized and unrealized gain (loss)
on securities*	4.89	(10.29)	2.12	4.26	2.93

Total from investment operations	5.18	(9.90)	2.50	4.62	3.21

Less:
Dividends from net investment income	.33	.36	.37	.36	.28
Distributions from capital gains	.32	2.10	2.03	1.86	1.72

Total distributions	.65	2.46	2.40	2.22	2.00

Net asset value, end of year	$22.32	$17.79	$30.15	$30.05	$27.65

Per share market value, end of year	$17.98	$14.40	$26.84	$26.65	$23.80
Total return based on market(%)	26.97	(39.63)	9.86	21.31	14.04
Total return based on NAV(%)	30.15	(32.66)	9.35	18.55	13.75
Ratios/Supplemental Data:
Net assets, end of year(000)	$504,030	$397,353	$644,823	$617,167	$573,980
Ratio of expenses to average
net assets(%)	.91	.66	.59	.53	.54
Ratio of net investment income to
average net assets(%)	1.49	1.43	1.21	1.23	1.02
Portfolio turnover rate(%)	7.94	11.04	19.58	17.55	15.83

*	Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY February 2, 2010

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2009 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Independent Directors	Age	Principal Occupations (last five years) and Position with the Corporation (if any)
SIMMS C. BROWNING	69	Retired since 2003; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto; Chairman of Central
		Securities Corporation

DONALD G. CALDER	72	President, G.L. Ohrstrom & Co. Inc. (private investment firm);
Director since 1982		Director of Carlisle Companies Incorporated (manufacturing
		company)

DAVID C. COLANDER	62	Professor of Economics, Middlebury College
Director since 2009

JAY R. INGLIS	75	Vice President and General Counsel, International Claims
Director since 1973		Management, Inc. since 2006; Executive Vice President,
		National Marine Underwriters (insurance management
		company) prior thereto

C. CARTER WALKER, JR.	75	Private investor
Director since 1974

Interested Director
WILMOT H. KIDD	68	Investment and research—President,
Director since 1972		Central Securities Corporation

Other Officers
CHARLES N. EDGERTON	65	Vice President and Treasurer,
		Central Securities Corporation

MARLENE A. KRUMHOLZ	46	Vice President and Secretary,
		Central Securities Corporation

LAWRENCE P. VOGEL	53	Vice President, Central Securities Corporation since 2009;
		Vice President, Ameriprise Financial, Inc. 2008 - 2009; Senior
		Vice President, J. & W. Seligman & Co. Incorporated and
		Vice President, Seligman Group of Investment Companies
		prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

[ 23 ]

BOARD OF DIRECTORS

Simms C. Browning, Chairman
Donald G. Calder
David C. Colander
Jay R. Inglis
Wilmot H. Kidd
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Charles N. Edgerton, Vice President and Treasurer
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the “Committee”) meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2009		2008
Audit fees	$56,000	(1)	$68,550	(1)
Audit-related fees	0		0
Tax fees	17,800	(2)	17,000	(2)
All other fees	0		0

Total fees	$73,800		$85,550

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP for fiscal year 2009 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) File Schedule – Investments in securities of unaffiliated issuers. Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION
PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation – We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s stockholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.

  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights – We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

  We generally support share repurchase programs.

  We generally support the general updating of or corrective amendments to corporate charters and by-laws.

  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.

  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues – We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the

Corporation’s investments. Mr. Kidd’s compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2009, Mr. Kidd’s investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	-0-	N/A	NA	NA
Month #2 (August 1 through August 31)	-0-	N/A	NA	NA
Month #3 (September 1 through September 30)	5,700	$16.042	NA	NA
Month #4 (October 1 through October 31)	-0-	N/A	NA	NA
Month #5 (November 1 through November 30)	-0-	N/A	NA	NA
Month #6 (December 1 through December 31)	10,600	$18.024	NA	NA
Total	16,300	$17.331	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 5, 2009.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b) Certifications of the principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 5, 2010
Date

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 5, 2010
Date

By: /s/ Charles N. Edgerton
Charles N. Edgerton
Treasurer

February 5, 2010
Date